UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 10, 2008

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33988 (Commission File Number)	26-0405422 (IRS Employer Identification No.)

814 Livingston Court, Marietta, Georgia (Address of principal executive offices)	30067 (Zip Code)
Registrant’s telephone number, including area code (770) 644-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
A press release was issued by Graphic Packaging Holding Company on July 10, 2008, announcing the execution of an agreement between Graphic Packaging International, Inc., a subsidiary of Graphic Packaging Holding Company, with an affiliate of Sun Capital Partners, Inc. to sell two coated-recycled board mills. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release issued by Graphic Packaging Holding Company on July 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: July 10, 2008	By:	/s/ Stephen A. Hellrung
		Name:	Stephen A. Hellrung
		Title:	Senior Vice President, General Counsel and Secretary